October 19, 2000

AMENDMENT TO JANUARY 24, 2000 AMENDED AND RESTATED
AGREEMENT LETTER

This amendment is made between Skyhub Far East Inc. (Skyhub FE, a BVI company), Skyhub Asia Holdings Limited (Skyhub Asia, a Hong Kong company) and eVision USA.Com, Inc (eVision, a Colorado company) to their AMENDED AND RESTATED AGREEMENT LETTER, dated January 24, 2000. All parties agree to the following:

1.	Skyhub FE and eVision agree to permit Skyhub Asia to be a party to the January 24, 2000 Amended and Restated Agreement Letter, and to assume Skyhub FE’s obligations under the Loan Commitment Agreement dated February 18, 2000, and any promissory notes drafted pursuant to that Agreement, between Skyhub FE and eBanker USA.com, Inc.

2.	Skyhub FE confirms that all assets and agreements have been transferred from Skyhub FE to Skyhub Asia including the 1,185,209 eVision shares previously issued.

3.	eVision will guarantee that an orderly and reasonable sale of the 1,185,209 eVision shares in the open market will generate funds of no less than US$3,000,000 plus the accrued interest from the loans made by eBanker USA.com, Inc. pursuant to the Loan Commitment dated February 18, 2000. Any shortfall will be made up, at eVision’s discretion, through cash or the issuance of additional eVision shares with piggyback registration rights. The board of directors of Skyhub Asia will agree upon the execution of the orderly and reasonable sale of these shares.

4.	All other terms of the January 24, 2000 agreement remain unaffected by this amendment.

For and on behalf of:                            For and on behalf of:
eVision USA.Com, Inc.                            Skyhub Far East Inc.
/s/ Fai H. Chan                                  /s/ Edward Chan
___________________________                      _______________________________
Authorized Signature                             Authorized Signature
Name : Fai H. Chan                               Name : Edward Chan
Date   : 10/19/00                                Date   : 10/19/00

For and on behalf of:
Skyhub Asia Holdings Limited
/s/ Fai H. Chan
____________________________
Authorized Signature
Name : Fai H. Chan
Date   : 10/19/00